ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000

Exhibit 10.22
                           ASPAC COMMUNICATIONS, INC.

                             2000 STOCK OPTION PLAN


         1. PURPOSE OF THE PLAN.
            --------------------
         The purpose of this 2000 Stock Option Plan ("Plan") of ASPAC COMMUNICATONS, INC., a Delaware corporation (" Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to key employees and directors, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

         2. LEGAL COMPLIANCE.
            -----------------
         It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, that ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grants of NQOs to employees of companies that do business with the Company and for the automatic grant of NQOs to directors of the Company ("Director NQOs"). It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

         3. COMPLIANCE WITH RULE 701.
            -------------------------
         Until the Company is eligible to register securities issuable under the Plan by means of Form S-8 or a similar successor form, in addition to complying with the provisions of Section 2 of the Plan, the Company also shall comply with the requirements of Rule 701 under the Securities Act of 1933, as amended, relating to an exemption from registration for employee stock option plans. These requirements include, but are not limited to, the following:

                  3.1.  COPY OF THE PLAN.
                        -----------------
         The Company shall provide each participant with a copy of the Plan.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                  3.2.  LIMITATIONS ON AMOUNT.
                        ----------------------
                  The amount of securities of the Company subject to outstanding offers in reliance on Rule 701 shall not exceed the greater of $1,000,000 or either of the following amounts:

                           (a) The aggregate offering price of securities of the
Company subject to outstanding offers in reliance on Rule 701 plus securities of the Company sold in the preceding 12 months in reliance on Rule 701 shall not exceed 15% of the Company's total assets (measured at the end of the Company's fiscal year).

                           (b) The number of the Company's securities subject to
outstanding offers in reliance on Rule 701 plus the Company's securities sold in the preceding 12 months in reliance on Rule 701 shall not exceed 15% of the outstanding securities of that class.

                  3.3 GENERAL LIMITATION.
                      -------------------
                  In no event shall the aggregate offering price of the Company's securities subject to outstanding offers made in reliance on Rule 701 plus the Company's securities sold in the preceding 12 months in reliance on Rule 701 exceed $5,000,000.

                  3.4 RESTRICTIVE LEGEND.
                      -------------------
                  All stock certificates issued by the Company shall contain appropriate legends setting forth restrictions on resale or transfer of the securities.

         4.  ADMINISTRATION OF THE PLAN.
             ---------------------------

                  4.1 PLAN COMMITTEE.
                  -------------------
                  The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two (2) nor more than five (5) persons who are not eligible to receive Options under the Plan and who are not, and have not at any time within one year (except as provided in Section 4.6 of the Plan), been eligible to receive stock options pursuant to the Plan or the terms of any other plan of the Company or its affiliates. Such persons shall be directors of the Company.

                  4.2 GRANTS OF OPTIONS BY THE COMMITTEE.
                      -----------------------------------
                  In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in Section 8 of the Plan. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                  4.3 COMMITTEE PROCEDURES.
                  -------------------------
                  The Committee from time to time may adapt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

                  4.4 FINALITY OF COMMITTEE ACTION.
                      -----------------------------
                  The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its stockholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                  4.5   NON-LIABILITY OF COMMITTEE MEMBERS.
                        -----------------------------------
                  No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

                  4.6   DIRECTOR NQOS.
                        --------------

                        (a) Except as expressly authorized by this Section 4.6, directors of the Company who are members of the Committee are not otherwise eligible to participate in the Plan.

                        (b) Upon the grant of a Director NQO to a director, the director shall receive a written option agreement substantially in the form provided for in Section 8 of the Plan. Such director shall not be an "Optionee" as defined in Section 4.2 of the Plan.

                        (c) The exercise price for each Director NQO granted under this Section 4.6 shall be one hundred percent (100%) of the Fair Market Value (as defined in Section 9 of the Plan) of the Company's Common Stock (as defined in Section 6 of the Plan) on the date of grant. Each Director NQO granted under this Section 4.6 shall be for a term of five years and shall be subject to earlier termination as hereinafter provided.

                        (d) A Director NQO granted under this Section 4.6 may be exercised in whole or consecutive installments, cumulative or otherwise, during its term; provided, however, that the "stock swap feature" provided for in
Section 12 of the Plan shall be available with respect to all Director NQOs granted under this Section 4.6.

                        (e) Director NQOs granted under this Section 4.6 shall be subject to the exercise and non-transferability terms of Section 15 of the Plan. In the event of the termination of service on the Board by the holder of any Director NQO granted under this Section 4.6, then the outstanding Director NQOs of such holder shall expire one year after such termination, or their stated expiration date, whichever occurs first.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                        (f) Notwithstanding Sections 4.1 and 7 of the Plan, the grant of a Director NQO under this Section shall not disqualify such director as a disinterested person for purposes of serving on the Committee. The Committee shall have no power under Sections 4.2 and 8 of the Plan to determine the grant or terms of Director NQOs under this Section, but shall retain its general authority under Section 4.4 of the Plan to interpret and administer the Plan; provided, however, that, to the extent practicable, an individual member of the Committee should disqualify himself or herself from participating on any question which is unique to his or her Director NQOs.

         5. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN.
            -----------------------------------------------------
         The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its stockholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in Section 9, without stockholder approval.

         6. SHARES SUBJECT TO THE PLAN.
            ---------------------------
         For purposes of the Plan, the Committee is authorized to grant Options and Director NQOs for up to One Million (1,000,000) shares of the Company's common stock, $0.0001 par value per share ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with Section 14 of the Plan, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options (including replacement Options as contemplated in Section 4.2 of the Plan) and Director NQOs under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

         7. OPTIONEES.
            ----------
         Options shall be granted only to members of the Board and to full-time elected or appointed officers or other full-time key employees of the Company or employees of companies that do business with the Company designated by the Committee from time to time as Optionees, including, without limitation, embers of the Board who are also full-time officers of key employees at the time of grant. In no event, however, may a member of the Committee be granted an Option under the Plan other than a Director NQO pursuant to Section 4.6 of the Plan. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in
Section 11.3 of the Plan.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         8. GRANTS OF OPTIONS.
            ------------------
         The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan. The Option shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution.

         9. OPTION EXERCISE PRICE.
            ----------------------
         The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than one hundred percent (100%) of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to one hundred and ten percent (110%) of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than eighty-five percent (85%) of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system,
(1) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (2) the closing representative bid price (in all other cases) for the Common Stock on the day immediately preceding such date as reported by NASDAQ or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the closing bid price for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         10. CEILING OF ISO GRANTS.
             ----------------------
         The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. In the event that an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan)in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         11. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.
             -----------------------------------------------------

                  11.1 OPTION PERIOD.
                       --------------
                  The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten (10) years from the date on which the Option is granted, or five (5) years in the case of a grant of an ISO to an Optionee who is a ten percent (10%) stockholder at the date on which the Option is granted as described in Section 9 of the Plan.

                  11.2 EXERCISABILITY OF OPTIONS.
                       --------------------------
                  Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

                  11.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT,
                       --------------------------------------------------------
DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR (CAUSE), OR RESIGNATION IN
----------------------------------------------------------------------------
VIOLATION OF AN EMPLOYMENT AGREEMENT.
-------------------------------------
         All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 16 of the Plan), he may, at any time before the expiration of three (3) months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e) (3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representatives(s)) before the expiration of twelve (12) months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him as permitted by Section 15 of the Plan, as the case may be, within twelve (12) months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to Section 16 of the Plan, he may, at any time before the expiration of thirty (30) days after such termination or before the expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of termination of his employment). For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause".

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         12. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.
             ---------------------------------------------------------------

                  12.1 WRITTEN NOTICE OF EXERCISE.
                       ---------------------------
                  An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

                  12.2 CASH PAYMENT FOR OPTIONED SHARES.
                       ---------------------------------
                  If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                  12.3 STOCK SWAP FEATURE.
                       -------------------
                  At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. In the event that the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of Section 9 of the Plan.

                  12.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND
                       -------------------------------------------------------
LEGALITY OF ISSUANCE.
---------------------
                  The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by Section 11.3 of the Plan) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or
(ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                  12.5 STOCKHOLDER RIGHTS OF OPTIONEE.
                       -------------------------------

                  Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by Section 11.3 of the Plan) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in Section 14, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

                  12.6 HOLDING PERIODS FOR TAX PURPOSES.
                       ---------------------------------
                  The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         13. SUCCESSIVE GRANTS.
             ------------------
         Successive grants of Options may be made to any Optionee under the Plan.

         14. ADJUSTMENTS.
             ------------

                  (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

                  (c) In the event of a Reorganization (as hereinafter defined), then

                          (i) If there is no plan or  agreement  with respect to
the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


                          (ii) If there is a Reorganization  Agreement, and the
Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

                  (d) The term "Reorganization" as used in this Section 14 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make a provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                  (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than thirty (30) calendar days' advanced written notice of any date fixed by the Committee pursuant to this
Section 14 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

                  Any adjustment to any outstanding ISO pursuant to this Section 14, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulation thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this Section 14 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

                  (g) All adjustments and determinations under this Section 14 shall be made by the Committee in good faith in its sole discretion.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         15. NON-TRANSFERABILITY OF OPTIONS.
             -------------------------------
         An Option shall be exercisable only by the Optionee, or in the event of his disability, by his guardian(s), conservator(s), or other legal representative(s), during the Optionee's lifetime. In the event of the death of the Optionee, an Option shall be exercisable by his legal representative(s), legatee(s), or heir(s), as the case may be, or by such person(s) as he may designate as his beneficiary or beneficiaries in a signed statement included as a part of the option agreement. No Option shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Any attempt to exercise, transfer or otherwise dispose of an interest in an Option in contravention of the terms and conditions of the Plan, or of the option agreement for the Option, shall immediately void the Option.

         16. CONTINUED EMPLOYMENT.
         -------------------------
         As determined in the sole discretion of the Committee at the time of the grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Option granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the even of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

         17. TAX WITHHOLDING.
             ----------------
         The exercise of any option granted under the Plan is subject to the condition that if at any time the Company shall determine, in is discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any option, the optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in Section 9 of the Plan, with reference to the date the amount of tax to be withheld is determined. The optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an optionee who is a director or officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

                           ASPAC COMMUNICATIONS, INC.
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               September 30, 2000


         18. TERM OF PLAN.
             -------------

                  18.1 EFFECTIVE DATE.
                       ---------------
                  Subject to stockholder approval, the Plan shall become effective as of January 31, 2000.

                  18.2 TERMINATION DATE.
                       -----------------
                  Except as to options previously granted and outstanding under the Plan, the Plan shall terminate at midnight on January 31, 2005, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with heir terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in
Section 5 of the Plan.

         19. RESERVATION OF SHARES.
             ----------------------
         The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         20. AGREEMENTS.
             -----------
         Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

         21. NON-EXCLUSIVITY OF THE PLAN.
             ----------------------------
         Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without stockholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         22. GOVERNING LAW.
             --------------
         The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of Delaware.

         23. INFORMATION TO OPTIONEES.
             -------------------------
         The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding and to each shareholder who has purchased shares of the Company's stock under the Plan, copies of all annual reports and other information which are provided to all shareholders of the Company, a balance sheet and an income statement at least annually. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.

FOR:     ASPAC COMMUNICATIONS, INC.



BY:      /S/ JEFFREY G. SUN__
         ------------------
         JEFFREY G. SUN, CEO